SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                                 August 22, 2002
                Date of Report (Date of earliest event reported)


                             NB CAPITAL CORPORATION
             (Exact name of registrant as specified in its charter)



         Maryland                      1-14103                   52-2063921
(State or other jurisdiction of     (Commission File          (I.R.S. Employer
incorporation or organization)          Number)              Identification No.)




125 West, 55th Street, New York, New York                           10019
(Address of principal executive offices)                          (Zip Code)


                                  212-632-8532
              (Registrant's telephone number, including area code)

                                 Not Applicable
              (Former name, former address and former fiscal year,
                         if changed since last report)

Item 9.  Regulation FD Disclosure

         On August 14, 2002, Serge Lacroix, chief executive officer, and Jean Dagenais, chief financial officer, of NB Capital Corporation (the "Registrant") submitted a certification to the Securities and Exchange Commission, relating to the Registrant's Quarterly Report on Form 10-Q for the quarter ended June 30, 2002, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. A copy of this certification is attached hereto as Exhibit 99.1.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             NB CAPITAL CORPORATION
                                                     (Registrant)



Date: August 22, 2002                        By:/s/ SOPHIE CLERMONT
                                                --------------------------------
                                                Sophie Clermont
                                                Assistant Secretary

                                  EXHIBIT INDEX

Exhibit No.   Description
-----------   -----------

99.1 Certification pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.